Neuberger Berman ETF Trust®
Neuberger Berman Emerging Markets Debt Hard Currency ETF (the “ETF”)
Supplement to the Prospectus dated July 1, 2025, as may be amended and supplemented

The predecessor fund, Neuberger Berman Emerging Markets Debt Fund, conducted a reverse stock split after the close of business on July 25, 2025, of its issued and outstanding Institutional Class shares.

Effective July 25, 2025, the following is added as Appendix B to the ETF’s Prospectus:

Appendix B—Financial Highlights (as restated) (unaudited)

These restated financial highlights are unaudited and describe the performance of the predecessor fund’s Institutional Class shares indicated for the fiscal periods specified below. After the close of business on July 25, 2025, the predecessor fund conducted a reverse stock split of its issued and outstanding Institutional Class shares. Per share amounts prior to this date have been restated to give effect to the split. More information regarding the split may be found at www.nb.com.

Neuberger Berman Emerging Markets Debt Fund—Institutional Class

YEAR ENDED OCTOBER 31,	2020	2021	2022	2023	2024
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of period	60.73	57.71	57.35	42.93	45.11
Plus:
Income from investment operations
Net investment income (loss)(3)	2.74	2.46	2.46	2.74	3.17
Net gains (losses) —realized and unrealized	(3.16)	(0.43)	(14.49)	2.18	3.03
Subtotal: income from investment operations	(0.42)	2.03	(12.03)	4.92	6.20
Minus:
Distributions to shareholders
Income dividends	0.91	2.39	1.41	2.11	2.61
Tax return of capital	1.69	0.00	0.98	0.63	0.42
Subtotal: distributions to shareholders	2.60	2.39	2.39	2.74	3.03
Equals:
Share price (NAV) at end of year	57.71	57.35	42.93	45.11	48.28

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) —as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses —actual	0.79	0.79	0.79	0.79	0.78
Gross expenses(1)	1.02	0.96	1.01	1.05	1.01
Net investment income (loss) —actual	4.69	4.08	4.91	5.94	6.56
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(2)	(0.62)	3.49	(21.48)	11.36	13.92
Net assets at end of year (in millions of dollars)	153.0	222.8	103.8	142.3	146.5
Portfolio turnover rate (%)	86	59	55	66	60
(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)
The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period. After the close of business on July 25, 2025, the Fund’s Institutional Class underwent a reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

The date of this supplement is July 25, 2025.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com